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                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                  (the "Trust")

                        Supplement dated January 16, 2002
        To the Statement of Additional Information dated January 29, 2001

     The Supplement dated January 8, 2002 to the Statement of Additional Information dated January 29, 2001 is superseded by this Supplement.

     The following paragraph is inserted at the end of the "Investment Strategies, Risks and Policies" section:

     Domestic Issuers. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.